GREENSPRING FUND,
                               INCORPORATED

                                  (LOGO)


                               ANNUAL REPORT

                             DECEMBER 31, 1998





                 This report is authorized for distribution
                  only to shareholders who have received a
                   copy of the official Prospectus of the
                       Greenspring Fund, Incorporated.

                                         February 8, 1999






Dear Shareholders:

The year just completed was one of the most turbulent, roller coaster-like periods in recent times. Events that affected the financial markets included the following: the continuation and worsening of the near depression in Japan, a wave of monetary devaluations and associated deflationary pressures spreading from the Far East, a default by Russia on its debts, a severe midsummer flight-to-quality liquidity crisis in the worldwide financial markets triggered by the near demise of a large, star-studded hedge fund, a mania for Internet stocks, a drop of more than 35% in commodity prices as measured by the Goldman Sachs Commodity Index, and a great deal of political instability in Washington, D.C. This unprecedented and unexpected confluence of events created an unfavorable market environment for many investors, especially value and small-cap investors. Despite the strong performance of some of the well-known stock market averages, the majority of stocks declined during 1998. For instance, on the NASDAQ, 3,351 stocks declined, while only 1,690 stocks gained in price. Unfortunately, the Greenspring Fund was not able to withstand these negative forces and was affected far more than we ever expected. Assuming the reinvestment of all dividends and distributions, the Greenspring Fund declined 15.97% during 1998.

One of the more notable occurrences during 1998 was the disparity in performance between growth and value investors. This gap is illustrated by statistics provided by the Frank Russell Company. The Russell 3000 Index, containing the three thousand largest publicly-traded stocks in the country, is broken down into Growth and Value indices. The Russell 3000 Growth Index outperformed the Russell 3000 Value Index during the year by more than 21%. Illustrating in a similar manner the discrepancy between large-cap and small-cap stocks, the performance of the Russell 1000 (the one thousand largest companies) exceeded the performance of the Russell 2000 (the next two thousand largest companies) by a margin of almost 30%.

The popularity of investment philosophies is a cyclical phenomenon. Both growth and value investors have periods of relative underperformance and outperformance; during the last several years growth investors have had the upper hand. As difficult as this period of relative underperformance has been for value investors, it is not unprecedented. Dreman Value Management, headed by well-known large-cap contrarian value investor David Dreman, recently did a study, the results of which are shown below. The chart illustrates that value stocks dramatically outperformed growth stocks over the ten years following a period during which they had underperformed growth stocks by more than 35%.

                      1971-72        1973       1974       1975-84

Total Returns
*Value                 26.6%        -20.3%     -11.3%       545.5%
*Growth                61.2         -17.7      -37.0         43.6
*Value minus Growth   -34.6          -2.6      +25.7       +501.9

The early 1970's was a period during which growth stocks prospered and the phrase Nifty Fifty was applied to the large, rapidly-growing growth stocks of the time (for example Xerox, Polaroid, and Avon Products). They were characterized as one-decision stocks, meaning that all one had to do was buy them, regardless of their current valuation and the company's tremendous growth would ensure that the investment would be so successful that there would never be the need to sell the stock. This is the same kind of reasoning often heard today with investments such as Dell Computer, America On-Line, Yahoo, and Amazon.com, companies that are well run and rapidly growing, but priced at astronomical levels relative to how much money they are earning (or in some cases losing). After the Nifty Fifty's stock prices crashed back to realistic levels during the mid 1970's, it took many years for some of these growth investors to get back to break-even, despite the fact that the operations of the companies performed well.

Will the next ten years result in the same kind of superb relative performance value investors experienced beginning in 1975 after the last period of sustained underperformance? Naturally, we hope so, but we are not relying upon that. During the last several months, we have been very active repositioning the Fund's portfolio. We have reduced or eliminated holdings that were unfortunate victims of the financial dislocations caused by the late summer liquidity crisis or, in some cases, suffered company-specific problems. Generally, new purchases have been funded by reducing portfolio exposure to those sectors that have hurt us the most during the past year, such as financial securities and real estate-related companies. These areas had greatly helped the Fund's performance throughout the years, but fell on tough times during 1998.

As far as specific securities that negatively affected the Greenspring Fund's performance during 1998, the most significant loss was the Fund's investment in Tidewater. As described in an earlier report, Tidewater is the leading provider of maritime oil services, such as supply and service ships for offshore drillers. It has the dominant position in the Gulf of Mexico, as well as a strong presence in most international drilling areas. At the time we purchased Tidewater's common stock, the Company had a pristine balance sheet and generated a great deal of free cash flow. Unfortunately, during 1998 the price of oil declined from a high of $18 per barrel to less than $11 per barrel at one point. As a result, most oil exploration companies announced sharp cutbacks in their drilling plans, which resulted in decreased rates for providers of oilfield service such as Tidewater. Although Tidewater will weather the storm far better than its competitors due to its financial strength, its operations will nevertheless suffer and, accordingly, analysts' earnings expectations have consistently been marked down during the year.
These developments created a great deal of pressure on Tidewater's stock.
The Fund reduced its holdings in Tidewater during the second half of the year and totally sold its position entirely by the end of the year. The Company remains the dominant force in its field, and we will continue to monitor this well-managed company with the idea of repurchasing it when industry characteristics are more favorable.

The sector that hurt the Fund's performance the most during 1998 was financial services, principally specialty finance companies. The lack of success in these investments can be directly attributed to the flight-to-quality that occurred in the financial markets in the fall of 1998. Although the underlying fundamentals of many of these companies held up as well, if not better, than expected during the year, in some cases their capital structures were not adequate to withstand the volatility of the financial markets during the August to October period of chaos, which was highlighted by the downfall of the heralded hedge fund, Long Term Capital, with its team of Nobel Prize-winning analysts. This put tremendous pressure on companies invested in or serving the commercial mortgage market, especially those companies that relied significantly upon short-term financing.

When the troubles of Long Term Capital became public knowledge, many lenders became nervous and demanded additional collateral or terminated their lending arrangements, despite the fact that the companies assets were performing very well. Because market conditions were not conducive to raising additional funds, many companies, including some the Fund owned, faced liquidity crises that resulted in sharply lower stock prices. We have significantly reduced the Fund's holdings in these companies; however, we continue to hold positions in AMRESCO Capital Trust, Imperial Credit Commercial Mortgage, Long Beach
Financial and Resource Asset Investment Trust, all of which we believe are financed conservatively relative to their peers and have assets that are performing very well.

Importantly, the turmoil in the market has created many opportunities. Value investors are now presented with many promising investment ideas across a greater number of industry sectors and market capitalizations. Some common stock purchases that we have made recently, such as PayLess Shoesource, HCR/ManorCare, Shared Medical Systems, Seagram's, and Healthsouth (the last two were purchased in January) share some common themes, the importance of which has been underscored during 1998. These characteristics include
(1) deep, high-quality management teams that are motivated by their company's share price; (2) leading positions within their industry, so that their fortunes are not controlled by larger competitors; (3) strong financial underpinnings that diminish susceptibility to the type of financial dislocations suffered by many companies in 1998 when the financial markets went into disarray; and (4) share prices that trade at a discount to their historical valuations, the valuations of their peers, and/or the general market.

As 1999 gets underway, the Internet mania, which Federal Reserve chief Alan Greenspan recently likened to playing the lottery, has garnered much of the financial press. We truly expect that at some point during the year we will enter a period in which value investors will once again benefit from a period of strong relative performance. The Greenspring Fund has rebounded sharply from its low reached in early October of last year. We feel rejuvenated coming into this year, and we are eager to continue the strong progress that has already been made in the Fund's portfolio. We are deeply dedicated to producing once again the kind of relative performance that Greenspring
Fund's shareholders have historically enjoyed, and we feel confident that this will happen. We sincerely thank each shareholder for your loyalty and support during the challenging year of 1998 and we wish everyone a happy, healthy, and prosperous 1999.



                                         Respectfully,

                                         /s/ Charles vK. Carlson
                                         Charles vK. Carlson
                                         President

                          PERFORMANCE COMPARISON


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared with $10,000 invested in the Lipper Balanced Fund Index and the Russell 2000 Index. The Russell 2000 Index does not reflect expenses, which have been deducted from the Fund's returns.


                                    CHART

            Russell 2000        Lipper Balanced
               Index               Fund Index        Greenspring Fund
12/31/88    $  10,000              $  10,000            $  10,000
03/31/89       10,715                 10,491               10,368
06/30/89       11,362                 11,246               10,788
09/30/89       12,094                 12,003               11,114
12/31/89       11,421                 12,135               11,060
03/31/90       11,105                 11,811               11,478
06/30/90       11,477                 12,386               11,349
09/30/90        8,601                 11,282               10,587
12/31/90        8,972                 12,062               10,340
03/31/91       11,606                 13,414               11,379
06/30/91       11,375                 13,418               11,792
09/30/91       12,227                 14,174               11,965
12/31/91       12,891                 15,219               12,339
03/31/92       13,824                 15,057               12,743
06/30/92       12,802                 15,267               12,892
09/30/92       13,093                 15,737               13,646
12/31/92       14,999                 16,344               14,378
03/31/93       15,556                 17,093               15,549
06/30/93       15,837                 17,428               15,715
09/30/93       17,168                 18,057               16,406
12/31/93       17,551                 18,252               16,484
03/31/94       17,040                 17,664               16,836
06/30/94       16,309                 17,519               16,846
09/30/94       17,384                 18,019               17,172
12/31/94       16,992                 17,797               16,951
03/31/95       17,699                 18,861               17,882
06/30/95       19,252                 20,185               19,110
09/30/95       21,067                 21,273               19,757
12/31/95       21,446                 22,177               20,135
03/31/96       22,450                 22,674               21,326
06/30/96       23,525                 23,135               21,647
09/30/96       23,511                 23,741               22,683
12/31/96       24,611                 25,063               24,695
03/31/97       23,250                 25,173               25,469
06/30/97       26,903                 27,869               27,747
09/30/97       30,801                 29,659               30,133
12/31/97       29,662                 30,089               30,609
03/31/98       32,625                 32,469               31,999
06/30/98       31,043                 32,962               30,304
09/30/98       24,676                 31,054               24,379
12/31/98       28,636                 34,628               25,720

In the past, the Fund has compared its performance to the Lipper Growth & Income Fund Index. The Fund's investment strategies are better reflected by the Russell 2000 Index. Accordingly, the Russell 2000 Index is used in the table above.

The following table includes the Fund's past performance as of December 31, 1998:

                     1 Year        5 Year          10 Year
Greenspring Fund    -15.97%         9.31%            9.91%

Past performance is not an indication of future performance. Shares may be worth more or less at redemption than at original purchase.

                       PREPARING FOR THE YEAR 2000

As an addendum to the Letter to Shareholders, we would like to comment on
the Year 2000 or "Y2K".   Many computer systems currently use a two-digit
date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 and, therefore, may calculate inaccurate information.

We are trying to ensure that our shareholders will not be impacted by this problem. We have assessed our internal systems and upgraded hardware and software where necessary. We will test our systems this summer by setting the date to 2000 to confirm that the systems will run smoothly.

We also rely on third party service providers for certain functions such as transfer agency, custody and trading. Each service provider has provided a plan for compliance. We will monitor their progress throughout 1999 and participate in any testing where applicable.

Although much time and effort has been put into planning for Y2K, all systems may not be ready or unforeseen problems may occur. If problems do occur, they should be resolved quickly. If necessary, we will operate on a manual basis. We will update you on our progress later this year.

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 1998

COMMON STOCKS (60.27%)

      Shares                                                     Value

                 Banks - Regional (5.57%)

      50,663     Crestar Financial Corp.                     $  3,647,736
      10,000     Mercantile Bankshares Corp.                      385,000
      57,487    *Sun Bancorp, Inc.                              1,063,510
      27,516     Union Planters Corp.                           1,246,819
                                                                6,343,065

                 Business Services (1.75%)

      64,400     Standard Register Company                      1,992,375
                                                                1,992,375

                 Computer Services (.44%)

      10,000     Shared Medical Systems                           498,750
                                                                  498,750

                 Consumer Products/Services (.59%)

     179,066    *Bolle Inc.                                       358,132
      13,300     Genesee Corporation Class B                      309,225
                                                                  667,357

                 Financial Services (8.45%)

     296,375     AMRESCO Capital Trust                          2,815,562
     444,475     Imperial Credit Commercial Mortgage            4,166,953
     231,025    *Long Beach Financial Corp.                     1,732,688
      82,225     Resource Asset Investment Trust                  904,475
                                                                9,619,678

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 1998


COMMON STOCKS (CON'T)

      Shares                                                     Value

                 Food Services (4.13%)

     453,200    *Host Marriott Services                     $  4,701,950
                                                               4,701,950

                 Healthcare (1.93%)

      75,000    *HCR Manor Care                                2,203,125
                                                               2,203,125

                 Instrumentation (4.44%)

     406,000   *!Barringer Technologies                        3,501,750
     179,900    *OSI Systems, Inc.                             1,551,638
                                                               5,053,388

                 Insurance (6.55%)

      75,000     PartnerRe Holdings, Ltd.                      3,431,250
      87,416     Reliastar Financial Corp.                     4,032,063
                                                               7,463,313

                 Manufacturing (3.80%)

     158,400     Rohn Industries, Inc.                           544,500
     193,247    *Scott Technologies                            3,194,624
      27,275     Woodward Governor Company                       593,231
                                                               4,332,355

                     GREENSPRING FUND, INCORPORATED
	                       PORTFOLIO OF INVESTMENTS
	                          DECEMBER 31, 1998


COMMON STOCKS (CON'T)

      Shares                                                     Value

                 Multi-Industry (7.58%)

     297,500    *Griffon Corporation                        $  3,160,937
     165,000     U.S. Industries, Inc.                         3,073,125
     157,000    *Walter Industries                             2,404,063
                                                               8,638,125

                 Natural Resources (1.26%)

      78,080     Penn Virginia Corp.                           1,434,720
                                                               1,434,720

                 Real Estate (3.12%)

     165,900    *Acadia Realty Trust                             870,975
     166,800     The Town and Country Trust                    2,679,225
                                                               3,550,200

                 Retail - Specialty (2.23%)

      53,500    *Payless ShoeSource                            2,534,562
                                                               2,534,562

                     GREENSPRING FUND, INCORPORATED
                       	PORTFOLIO OF INVESTMENTS
	                          DECEMBER 31, 1998


COMMON STOCKS (CON'T)

      Shares                                                     Value

                 Savings and Loans (8.43%)

      70,081     Astoria Financial Corp.                     $  3,206,206
      31,000     BostonFed Bancorp, Inc.                          546,375
      50,000     Dime Bancorp, Inc.                             1,321,875
      34,000     GA Financial, Inc.                               527,000
      42,700    *ITLA Capital Corp.                               645,837
      33,000    *PFF Bancorp, Inc.                                528,000
      16,500     Rocky Ford Financial Corp.                       179,438
      63,650     Staten Island Bancorp                          1,269,022
     143,950     Thistle Group Holdings                         1,385,519
                                                                9,609,272

                 Total Common Stocks (Cost $61,747,983)        68,642,235


PREFERRED STOCK (5.98%)

     409,515     Prime Retail, Inc., 8.50% Pfd. B               6,808,187

                 Total Pfd. Stock (Cost $7,998,606)             6,808,187

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
	                           DECEMBER 31, 1998


BONDS (26.96%)

      Shares/
     Principal
      Amount                                                     Value

                 Convertible Bonds (16.38%)

  $ 1,268,000    Centertrust Retail Properties,
                 7.50%, 1/15/01                              $ 1,201,034
    6,055,000    Corporate Express, Inc., 4.50%, 7/1/00        5,158,103
    2,500,000    Emcor Group, 5.75%, 4/1/05                    2,137,500
    1,176,000    Kelley Oil & Gas Partners, Ltd.,
                 8.50%, 4/1/00                                   858,480
    1,590,000    Kelley Oil & Gas Partners, Ltd.,
                 7.875%, 12/15/99                              1,164,675
    4,497,000    NovaCare, 5.50%, 1/15/00                      3,597,600
      700,000   +Pharmaceutical Marketing, 6.25%, 2/1/03         692,125
    3,900,000    The Learning Company, 5.50%, 11/1/00          3,846,375
                                                              18,655,892

                 Non-Convertible Bonds (10.58%)

    2,445,000    Bay View Capital Corp., 9.125%, 8/15/07       2,371,650
    2,701,000    Homeland Stores, 10.00%, 8/1/03               2,444,405
    1,800,000    Host Marriott Travel Plaza, 9.50%, 5/15/05    1,901,250
      400,000    Ocwen Financial, 11.875%, 10/1/03               358,000
    2,451,300   #RB Asset, 8.00%, 1/15/06                      1,379,481
    2,400,000    Sprint Spectrum, 11.00%, 8/15/06              2,784,000
      800,000    U.S. Treasury, 6.375%, 5/15/99                  805,000
                                                              12,043,786

                 Total Bonds (Cost $32,688,817)               30,699,678

                     GREENSPRING FUND, INCORPORATED
	                       PORTFOLIO OF INVESTMENTS
	                          DECEMBER 31, 1998


COMPANIES IN LIQUIDATION (1.40%)

      Shares/
     Principal
      Amount                                                     Value

     581,450   *!Hi Shear Industries, Inc.                 $   1,507,991
   2,900,000   $*Lomas Mortgage USA, Class 3 Claim                84,100

                 Total Companies in Liquidation
                    (Cost $1,308,195)                          1,592,091


SHORT-TERM INVESTMENTS (4.03%)

                 Commercial Paper (3.07%)

  $3,500,000     General Electric Capital Services,
                 5.51%, 1/20/99                                3,500,000
                                                               3,500,000

                 Other Short-Term Investments (.96%)

   1,091,286     Temporary Investment Fund, Inc.               1,091,286
                                                               1,091,286

                 Total Short-Term Investments
                    (Cost $4,591,286)                          4,591,286

                 Total Investments in Securities (98.64%)
                    (Cost $108,334,887)                      112,333,477

                 Other Assets Less Liabilities (1.36%)         1,550,982

                 Total Net Assets (100%)                    $113,884,459
*Non-income producing securities
+144A security, representing .61% of net assets
$Illiquid, Board-valued
#Illiquid, Board-valued, payment-in-kind bond
!Non-controlled affiliated issuer
   The accompanying notes are an integral part of these financial statements.

                     GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998


ASSETS
 Investments, at market value (Cost $108,334,887)           $112,333,477
 Receivable for securities sold                                1,202,298
 Interest receivable                                             769,848
 Dividends receivable                                            286,589
 Receivable for Fund shares                                        4,900
 Prepaid expense                                                     841
                                                             114,597,953


LIABILITIES
 Payable for Fund shares                                         316,774
 Payable for securities purchased                                252,088
 Due to investment advisor                                        74,147
 Accrued expenses                                                 70,485
                                                                 713,494


NET ASSETS
 Capital stock, $.01 par value, authorized
 60,000,000 shares, outstanding, 7,071,920                  $113,884,459


NET ASSETS CONSIST OF:
 Capital stock at par value                                       70,719
 Paid in capital                                             113,433,560
 Undistributed net investment income                              64,811
 Accumulated net realized losses                              (3,683,221)
 Unrealized appreciation of investments                        3,998,590

                                                            $113,884,459


NET ASSET VALUE PER SHARE                                   $      16.10


   The accompanying notes are an integral part of these financial statements.

                     GREENSPRING FUND, INCORPORATED
                        STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1998


NET INVESTMENT INCOME
Income
 Interest                                                   $  4,257,892
 Dividend                                                      3,328,813
 Other income                                                    136,555
                                                               7,723,260


Expenses
 Investment advisory fees                                      1,249,348
 Administrative                                                  165,678
 Transfer agent fees                                              76,717
 Registration fees                                                41,132
 Custody fees                                                     38,925
 Professional fees                                                32,201
 Reports to shareholders                                          23,908
 Directors fees                                                    5,500
 Fidelity bond                                                     3,378

     Total Expenses                                            1,636,787

     Net Investment Income                                     6,086,473


REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS

 Net realized loss on investments                             (3,675,986)
 Net change in unrealized depreciation of
       investments                                           (31,714,271)
                                                             (35,390,257)

NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  ($29,303,784)


  The accompanying notes are an integral part of these financial statements.

                     GREENSPRING FUND, INCORPORATED
                   STATEMENT OF CHANGES IN NET ASSETS


                                     Year Ended              Year Ended
                                  December 31, 1998       December 31, 1997

OPERATIONS:
 Net investment income             $  6,086,473             $  4,251,920
 Net realized gain/(loss)
  from investments                   (3,675,986)               5,155,949
 Net change in unrealized
  appreciation/(depreciation)
  of investments                    (31,714,271)              19,033,538
                                    (29,303,784)              28,441,407

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income               (6,021,662)              (5,151,311)
 Net realized gain on investments      (383,500)              (5,054,261)
 Distributions in excess of
  net investment income                       0                 (127,012)
                                     (6,405,162)             (10,332,584)

CAPITAL STOCK TRANSACTIONS:
 Sale of  2,232,947 and
  4,683,274 shares                   43,748,839               89,108,348
 Distributions reinvested
  of 333,475 and 486,121 shares       5,898,814                9,527,618
 Redemption of 4,538,952 and
  1,433,404 shares                  (81,268,578)             (27,022,113)
                                    (31,620,925)              71,613,853

TOTAL INCREASE(DECREASE) IN
 NET ASSETS                         (67,329,871)              89,722,676

NET ASSETS AT BEGINNING OF PERIOD   181,214,330               91,491,654

NET ASSETS AT END OF PERIOD        $113,884,459             $181,214,330


  The accompanying notes are an integral part of these financial statements.

                     GREENSPRING FUND, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998


Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated ("the Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

                     GREENSPRING FUND, INCORPORATED
	               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                          DECEMBER 31, 1998


Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Advisor, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.
These factors are subject to change over time and are reviewed periodically.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncerainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At December 31, 1998, $1,463,581 or 1.3% of net assets were valued by the Advisor.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions of 1998 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

On July 16, 1998, the Board of Directors declared an income dividend and a long-term capital gains distribution of $.37 and $.04225 per share, respectively, payable on July 17, 1998 to shareholders of record on July 15, 1998. Additionally, on December 28, 1998, the Board of Directors declared an income dividend of $.38 per share, payable on December 29, 1998 to shareholders of record on December 24, 1998.

                    	GREENSPRING FUND, INCORPORATED
	               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                          DECEMBER 31, 1998


Note 2 - Dividends and Distributions of 1998 Taxable Earnings (Con't)

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

At December 31, 1998, the Fund had capital loss carryforwards of $1,852,590 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration in 2006.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 1998, purchases and sales of investments, other than short-term investments, aggregated $107,287,499 and $134,453,072 respectively.

For federal income tax purposes, the cost of investments owned at December 31, 1998 was $108,338,628. Net unrealized appreciation of such investments aggregated $3,994,849 which was composed of appreciation of $16,378,636 for those securities having an excess of value over cost, and depreciation of $12,383,787 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

The Fund's investment advisor, Key Equity Management Corporation ("Key Equity") is a wholly-owned subsidiary of Corbyn Investment Management ("Corbyn"). Under an agreement between the Fund and Key Equity, the Fund pays Key Equity a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Investment advisory fees incurred for the year ended December
31, 1998 were $1,249,348. At December 31, 1998, investment advisory fees payable amounted to $74,147.

                     GREENSPRING FUND, INCORPORATED
                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1998


Note 4 - Transactions with Related Parties (Con't)

The Fund entered into an Administrative Services Agreement with Corbyn on May 1, 1998. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. Administrative fees incurred for the year ended December 31, 1998 were $60,397.

At December 31, 1998, investors for whom Corbyn Investment Management was investment advisor held 1,285,548 shares of the Fund's common stock.

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

                     GREENSPRING FUND, INCORPORATED
                          FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        1998       1997      1996      1995      1994
Net Asset Value, Beginning of Period                  $ 20.04    $ 17.24   $ 15.05   $ 13.39   $ 13.96

Income From Investment Operations
 Net Investment Income                                   0.76       0.50      0.74      0.70      0.51
 Net Realized and Unrealized Gain/Loss
  on Investments                                        (3.91)      3.58      2.60      1.78     (0.12)

Total From Investment Operations                        (3.15)      4.08      3.34      2.48      0.39

Less Distributions
 Net Investment Income                                  (0.75)     (0.67)    (0.59)    (0.68)    (0.51)
 Net Realized Gain on Investments                       (0.04)     (0.60)    (0.56)    (0.07)    (0.45)
 Distributions in Excess of Net Investment Income       ( -  )     (0.01)    ( -  )    ( -  )    ( -  )
 Distributions in Excess of Net Realized Gains          ( -  )     ( -  )    ( -  )    (0.07)    ( -  )

Total Distributions                                     (0.79)     (1.28)    (1.15)    (0.82)    (0.96)

Net Asset Value, End of Period                         $ 16.10    $ 20.04   $ 17.24   $ 15.05   $ 13.39

Total Return                                           (15.97%)    23.95%    22.65%    18.79%     2.83%

Ratios/Supplemental Data

Net Assets, End of Period (000's)                      $113,884  $181,214   $ 91,492  $ 71,839  $ 50,322

Ratio of Expenses to Average Net Assets                  1.01%      1.00%     1.04%     1.06%     1.27%

Ratio of Net Investment Income to Average Net Assets     3.77%      3.10%     4.69%     4.97%     4.03%

Portfolio Turnover                                      71.62%     46.17%     60.74%   65.19%    76.55%

                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Greenspring Fund, Incorporated


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of Greenspring Fund, Incorporated (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 29, 1999

                     GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION

                                  CHART

                       07/01/83              $10,000
                       12/31/83               11,223
                       12/31/84               12,692
                       12/31/85               15,238
                       12/31/86               17,668
                       12/31/87               19,304
                       12/31/88               22,389
                       12/31/89               24,762
                       12/31/90               23,149
                       12/31/91               27,626
                       12/31/92               32,190
                       12/31/93               36,906
                       12/31/94               37,952
                       12/31/95               45,082
                       12/31/96               55,291
                       12/31/97               68,532
                       12/31/98               57,585


Figures include changes in principal value, reinvested dividends, and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended December 31, 1998 were -15.97%, 9.31% and 9.91%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                     Greenspring Fund, Incorporated
                     2330 West Joppa Road, Suite 110
                         Lutherville, MD 21093
                            (410) 823-5353
                            (800) 366-3863

                              DIRECTORS
                    Charles vK. Carlson, Chairman
                         William E. Carlson
                             David T. Fu
                         Michael J. Fusting
                          Michael T. Godack
                         Richard Hynson, Jr.

                              OFFICERS
                         Charles vK. Carlson
                 President and Chief Executive Officer

                          Michael T. Godack
           Sr. Vice President and Chief Compliance Officer

                          Michael J. Fusting
            Sr. Vice President and Chief Financial Officer

                         Elizabeth C. Agresta
                        Secretary and Treasurer

                          INVESTMENT ADVISOR
                   Key Equity Management Corporation
                    2330 West Joppa Road, Suite 108
                       Lutherville, MD 21093-7207

                            TRANSFER AGENT
                               PFPC Inc.
                         400 Bellevue Parkway
                         Wilmington, DE 19809
                            (800) 576-7498

                              CUSTODIAN
                               PNC Bank
                        Airport Business Center
                     200 Stevens Drive, Suite 440
                           Lester, PA 19113

                         INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP
                           250 W. Pratt Street
                        Baltimore, MD 21201-2304

                             LEGAL COUNSEL
                   DeMartino Finkelstein Rosen & Virga
                     1818 N Street, N.W., Suite 400
                       Washington, DC 20036-2492